Phase I/IIa Study of Human Embryonic Stem Cell-Derived Retinal Pigment Epithelium Cells Transplanted Subretinally in Subjects with Advanced Dry-Form Age-Related Macular Degeneration: Interim Results

Eyal Banin, MD, PhD
Center for Retinal and Macular Degenerations (CRMD)
Department of Ophthalmology,
Hadassah-Hebrew University Medical Center, Jerusalem, Israel
On behalf of the participating investigators and clinical trial staff

Financial disclosures

Eyal Banin: Patent, Consultant; **Adiel Barak:** Investigator; **David Boyer:** Investigator, Consultant; **Diana V. Do:** Investigator, Consultant; **Rita Ehrlich:** Investigator; **Tareq Jaouni:** Investigator; **Richard McDonald:** Investigator; **David G. Telander:** Investigator; **Maria Gurevich:** Cell Cure Neurosciences, Employment; **Ohad Cohen:** Cell Cure Neurosciences, Employment; **Gary S. Hogge:** BioTime Inc., Employment; **Benjamin Reubinoff:** Cell Cure Neurosciences, Patent, Consultant

Study Sponsor

BioTime, Inc.

Cell Cure Neurosciences (a wholly-owned subsidiary of BioTime)

Participating principal investigators and sites

Adiel Barak, Sourasky Medical Center, Tel Aviv, Israel
David Boyer, Retina Vitreous Associates Medical Group Los Angeles, CA, USA
Diana V. Do, Byers Eye Institute, Stanford, Palo Alto, CA, USA
Rita Ehrlich, Rabin Medical Center, Petah Tikva, Israel
Tareq Jaouni, Hadassah-Hebrew University Medical Center, Jerusalem, Israel
Richard McDonald, West Cost Retina Group, San Francisco, CA, USA
David Telander, Retinal Consultants Medical Group, Sacramento, CA, USA

We wish to thank all subjects who are participating in this study

Human Embryonic Stem Cells (hESC) Derived Retinal Pigmented Epithelial (RPE) Cells – OpRegen®

Directed differentiation of hESC to RPE under GMP conditions



RPE cells
Clinical grade Embryonic stem cell clusters
Neural Spheres w/ pigmented areas



#001

M. Idelson et al., Cell Stem Cell 2009

In Vitro Pre Clinical Data: Identity and Functionality

Identity And Purity Assay

hESCs | OpRegen

CRLBP

0.06% CRLBP PMEL17 Positive



99.5% CRLBP
PMEL17
Positive
10^0
10^1
10^2
10^3
10^4

PMEL 17

Functionality: Phagocytosis Assay



0.7% POS Positive
10^0
10^1
10^2
10^3
10^4
0
256
512
768
102



99.4% POS Positive
10^0
10^1
10^2
10^3
10^4
0
256
512
768
102

Photoreceptor outer segment fluorescence

Forward Scatter

In-Vitro Immunofluorescence



CRLBP ZO1 DAPI



MiTF ZO1 DAPI

In-Vivo Pre Clinical Data: Efficacy

Optomotor Tracking Threshold In RCS Rats



Untreated
BSS+
25K
100K
200K
Spatial frequency (cycles per degree)
0.5
0.4
0.3
0.2
0.1
0
Untreated
BSS+
25K Cells
100K Cells
200K Cells
P60
P100
P150
P200
Age

Cone quantification in RCS Rats



Cones per image (775 um)
50
40
30
20
10
0
BSS+
25K
100K
200K
P60
P100
P150
P200
Age

TJ McGill, et al. Transl Vis Sci Technol. 2017;6(3):17

Engraftment and survival of hESC-RPE in three animal species


RCS rat
19 weeks post transplantation
NOD-SCID mouse
Pig retina
3 months post transplantation
anti-GFP
anti- human Nuclei
Human specific marker Tra-1-85
Nuclei were counter-stained with DAPI

Study design, population, management

Parameter	Cohort 1-3 N=12	Cohort 4 N=12
Phase/design	Phase I-IIa; staggered design; IND (NCT02286089)	
Duration	Screening up to 8 Weeks; FU – 1 year; long term FU – 4 years	
Management	Central reading/central labs/ Independent DSMB/Advisory Committees	
Treated disease	Advanced Dry AMD and GA	
Dose	Cohort 1: 50K cells Cohort 2-3: up to 200K cells	Up to 200K cells
GA size – Central Reading assessment	$\geq 1.25mm^2$ ≤ 17 mm^2	≥ 4 mm^2 and ≤ 11 mm^2
BCVA	≤ 20/200	≥ 20/64 and ≤ 20/250
Historical Growth of GA	NA	SQRT per year of > 0.25 mm
Cataract status	Not defined	Pseudophakic
Significant concomitant diseases exclusion (systemic/ocular)	Defined	

Study assessments

Endpoints	Assessments
Primary: Safety	Adverse Events
Secondary: Anatomical and Functional Ocular findings	Clinical / Imaging Outcomes • BCVA • OCT • FAF • Fundus Photography • FQ25 QOL* • Reading Speed Test* • Microperimetry* * Ongoing in Cohort 4 subjects

OpRegen® Transplantation



Representative Color Fundus Imaging

Pre-op

Intra-op


Pt. 1
Pt. 2
Pt. 3
Subretinal bleb
Subretinal bleb
Subretinal bleb

Rapid Healing of Injection Site


Subject 1
Subject 2
Subject 3
Baseline
1 Day Post-op
2 Weeks Post-op
1 Year Post-op

Precise location of subretinal injection indicated by red arrow

Study Update

Study status

- Cohort 1-3 recruitment completed
- Cohort 4 recruitment ongoing

Cohort	1-3	4
N (%) of subjects screened	54 (100%)	17 (100%)
N (%) of screening failures	42 (78%)	14 (82%)
N (%) subjects treated	12 (22%)	3 (18%)
N (%) subjects dropout	1 (8 %)	0
Post-implantation cumulative FU period	15.1 years	1.7 years
Mean FU (days)	339.3 (SE ± 97.9)	208.7 (SE ± 25.5)
Median FU (days)	373.5 ((63*) 189-1067 days)	195.0 (173-258 days)

* Dropout subject

Baseline characteristics for cohorts 1-3 and 4

Cohort/ Parameter	1-3 N=12	4 N=3
Age: mean (SD/min-max)	78.3 (± 8.2/64.8-92.2) years	77.1 (± 3.1/74.6-80.6) years
ETDRS BCVA: mean (SD/min-max)	23.7(± 11.7/0-39) letters*	55 (± 13.5/42-59) letters*
GA area: mean (SD/min-max)	12.7(± 7/6-30) mm^2	7.1 (± 1.4/5.5-8.3) mm^2
Known duration of AMD: mean (SD/min-max)	100 (± 52.7/35.7-195.4) months	82 (± 23.7/66.8-99.2) months

*Conversion of ETDRS letters to approximate Snellen equivalent

23 = 20/400
39 = 20/160
42 = 20/160
55 = 20/80
59 = 20/63

Primary endpoints: systemic and ocular safety and tolerability-Part I

- Safety and Tolerability
  - BCVA remained largely stable over time in treated eyes
    - One cohort 4 subject experienced a marked improvement
    - One cohort 4 subject experienced a sharp decline due to ERM, BCVA returned to few letters above baseline after ERM peeling
    - One cohort 1 subject experienced a sharp improvement followed by a decline but yet above baseline
  - GA remained largely stable over time in treated eyes
  - No IOP elevations occurred
  - All subjects reported at least one AE (N=246)
  - Most AEs were of mild intensity (88.6%)

  - Most frequently reported systemic disorders
    - Asthenia and malaise reported by 4 subjects
    - All others AEs reported were single events with no trends

Primary endpoints: systemic and ocular safety and tolerability-Part II

- Ocular Safety and Tolerability
  - The most reported AEs were related to Eye Disorders System; most frequent were:
    - Conjunctival Hemorrhage after surgery – reported by 8/ 15, recovered rapidly
    - Eye irritation – reported by 1 subject
    - Subretinal fluid persisting over 24hr post-injection reported by 4 subjects, all absorbed within 72hr
    - Subretinal pigmentation – developed in 8 subjects (as reported by site)
    - One subject developed CNV over two years after implantation
    - Epiretinal Membrane (new/worsening) – reported by 13 subjects, most mild to moderate, one required interventional surgical peel, which was successful
    - Lamellar hole reported by 2 subjects (associated with ERM)
    - Retinoschisis (related to ERM) – reported by 1 subject

  - <u>Two Ocular SAE</u>
    - Retinal detachment was reported in one subject 2 weeks after surgery. Unknown whether a result of surgical procedure, implanted cells, or a combination of events
    - In one subject a severe ERM developed rapidly after surgery – intervention required – ERM peel was performed successfully – BCVA improved to a few letters above baseline, retinal structure restored

Cohorts 1-3: BCVA change from baseline over time (n=12)


BCVA MEAN CHANGE FROM BASELINE - TREATED AND FELLOW EYE
BCVA Change
(# of ETDRS lettes)
60
40
20
0
-20
-40
0
5
10
15
20
25
Time post implantation (months)
Treated Eye Average
Fellow Eye Average

Cohorts 1-3: GA area change from baseline over time (n=12)


MEAN GA AREA CHANGE OVER TIME - TREATED AND FELLOW EYE
15
10
5
0
-5
GA Area Change (mm²)
0
5
10
15
20
25
30
35
Time (months)
Treated Eye Average
Fellow Eye Average

GA area as measured from FAF images by central reading center

Cohort 4: BCVA change from baseline over time (n=3)

Treated Eye


BCVA CHANGE FROM BASELINE -TREATED EYE
BCVA Change
(# of ETDRS lettes)
30
20
10
0
-10
0 1 2 3 4 5 6 7 8 9
Time post implantation (months)
Pt. 1
Pt. 2
Pt. 3

Fellow Eye


BCVA CHANGE FROM BASELINE -FELLOW EYE
BCVA Change
(# of ETDRS lettes)
30
20
10
0
-10
0 1 2 3 4 5 6 7 8 9
Time post implantation (months)
Pt. 1
Pt. 2
Pt. 3

Cohort 4: GA area change from baseline over time (n=3)

Treated Eye



GA AREA CHANGE OVER TIME - TREATED EYE
GA Area Change (mm²)
4
2
0
-2
-4
0 1 2 3 4 5 6 7 8 9 10
Time Point (months)
Pt. 1
Pt. 2
Pt. 3

Fellow Eye



GA AREA CHANGE OVER TIME - FELLOW EYE
GA Area Change (mm²)
4
2
0
-2
-4
0 1 2 3 4 5 6 7 8 9 10
Time Point (months)
Pt. 1
Pt. 3

Study outcomes of secondary endpoints: Imaging findings that may support presence and survival of transplanted cells

- As per Reading Center, 10 out of 15 subjects show new subretinal hyperpigmentation after hESC-RPE transplantation
- In 7 out of 15 cases, irregular hyper-reflectivity at RPE level observed on OCT
- In 9 out of 15 cases hypo- and hyper-fluorescent spots observed within treated area on FAF

Subject 1

CFP

IR



Baseline 2 Months 12 Months

Subject 1


FAF
Baseline
1 Month
9 Months
OCT
Baseline
18 Months
1 Month
36 Months

bleb border, Sub retinal injection location, GA border, Irregular hyper-reflectivity

Subject 4


FAF
OCT
Baseline
6 Months
CFP
Baseline
3 Months
24 Months
Baseline
6 Months
24 Months

Bleb border, Subretinal injection location, GA border, Irregular hyper-reflectance

Subject 2



CFP
FAF
OCT
Baseline
24 Months
Baseline
24 Months
Baseline
1 Month
Bleb
36 Months
Bleb

Bleb border, Subretinal injection location, GA border, Irregular hyper-reflectance

OpRegen engraftment and survival in swine


TRA-1-85 (human marker) Dapi (nuclear marker)

Bleb border, irregular hyper-reflectance in outer retina

Subject 2



GA at baseline (red-violet)
Versus 36 months (light blue)

Dashed Green line- bleb border

Subject 9



GA at baseline (red-violet)
Versus 12 months (light blue)

Dashed Green line- bleb border

Subject 8



Baseline
1 month
2 months
12 months
Baseline
1 Month
12 Months

Bleb border, Subretinal injection location, Irregular hyper-reflectance

Selected images of Drusen reduction


Baseline

Treated Area


Baseline
1 month
2 months
12 months


15 months

Untreated Area



Bleb border, Subretinal injection location, Irregular hyper-reflectance

Subject 8: Baseline vs 12 months – Shows changes are being maintained



Case Report- Cohort 4, Subject 14



Baseline

Intra OP bleb

2 months

(2 weeks before ERM peel)

3 months

(2 weeks after ERM peel)

Case Report


Baseline
Baseline
2 months (2 weeks before ERM peel)
3 months (2 weeks after ERM peel)

Case Report


Baseline
9 months

Case Report


?

Case Report

9 months

Baseline



Case Report


Baseline
9 months

Nasal Border of GA

Case Report


Baseline
9 months

Temporal Border of GA

Case Report


Baseline
9 months

Superior Border of GA

Case Report


Baseline
9 months

Inferior Border of GA

Summary (I)

- Following subretinal transplantation of OpRegen (hESC-RPE) in suspension there is rapid healing of the injection sites, and visual acuity remained largely stable throughout the study with follow-up of up to 36 months in the first-treated subjects
- Subretinal pigmentation in the treated area is observed in 10/15 subjects, which has remained stable for up to 3 years in some subjects
- There are additional signs suggesting potential RPE engraftment in the area of implantation, particularly subretinal hyper-reflective areas seen on OCT both in human subjects and in pigs; in the pigs this correlated with presence of transplanted cells on histology
- New or worsening ERMs were observed in 13/15 subjects in cohorts 1-4, most were mild to moderate in severity. One required intervention and the ERM was peeled 10 weeks post transplant with full recovery
- There was one case of retinal detachment 2 weeks post-op, unknown whether a result of surgical procedure, implanted cells, or a combination of events

Summary (II)

- In general, subretinal transplantation of OpRegen appears well tolerated to date and there are signs indicative of improved retinal structure in the treated areas in some cases. This requires additional follow-up and observation
- Cohort 4 is ongoing, treating subjects with better vision, smaller areas of GA, with a known history of recent progression
- Alternative methods of surgical delivery are under consideration
- Exploration of suprachroidal route of administration for subretinal injection using the FDA 510K cleared Orbit Subretinal Delivery System (SDS) will begin shortly


cannula
Stable bleb
(no retinotomy)



Thank you!